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                                                                EXHIBIT 10 (mmm)



                              AMENDMENT AGREEMENT


     Reference is hereby made to that certain promissory note (the "Note") dated as of December 3, 1999 and, but for this amendment agreement, maturing on February 3, 2000 that has been issued by Cerprobe Corporation, a Delaware corporation ("Cerprobe"), to Ali Bushehri, as agent (the "Agent") for Nasser Barabi, Iraj Barabi, Ali Bushehri, Ahmad Barabi, the Ali and Nassrin Bushehri Trust, a trust established under the laws of the State of California, and the Ahmad and Zakieh Barabi Trust, a trust established under the laws of the State of California (collectively, the "Selling Stockholders").

     Each of Cerprobe and the Agent on behalf of the Selling Stockholder hereby agree to the following amendments to the terms of the Note:

     1. The language "February 3, 2000" in the first sentence of the first paragraph of the Note shall be replaced by the language "September 30, 2000".

     2. The language "365-day year" in the third sentence of the first paragraph of the Note shall be replaced by the language "366-day year".

     This amendment agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

     The parties hereto have caused this amendment agreement to be executed and delivered as of July 4, 2000.


                                  CERPROBE CORPORATION,
                                  a Delaware corporation



                                  By:     /s/ Randal L. Buness
                                          --------------------

                                  Title:  SVP & CFO
                                          --------------------

                                  By:     /s/ Ali Bushehri
                                          --------------------
                                          Ali Bushehri, as Agent for the Selling
                                          Stockholders




                                       1.

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                              AMENDMENT AGREEMENT

         Reference is hereby made to that Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of December 3, 1999 among Cerprobe Corporation, a Delaware corporation ("Cerprobe"), Oz Technologies, Inc., a California corporation, and the following parties: Nassar Barabi, Iraj Barabi, Ali Bushehri, Ahmad Barabi (collectively, the "Selling Stockholders"), Ali Bushehri, as trustee for the Ali and Nassrin Bushehri Trust, a trust established under the laws of the State of California (the "Bushehri Trust"), and Ahmad Barabi, as trustee for the Ahmad and Zakieh Barabi Trust, a trust established under the laws of the State of California (the "Barabi Trust").

         Each of the parties hereto hereby agrees to the following amendment to the terms of the Stock Purchase Agreement:

         1.  The language "February 3, 2000" in the first sentence of Section
5.11 of the Stock Purchase Agreement shall be replaced by the language "September 30, 2000".

         This amendment agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

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         The parties hereto have caused this amendment agreement to be executed and delivered as of July 4, 2000.

                                    CERPROBE CORPORATION,
                                    a Delaware corporation


                                    By:     /s/ Randal L. Buness
                                          ---------------------------
                                    Title:  SVP & CFO
                                          ---------------------------


                                    By:  /s/ Ali Bushehri
                                        ------------------------------
                                         Ali Bushehri, as agent for the
                                         Selling Stockholders and as
                                         trustee for the Bushehri Trust


                                    By:  /s/ Ahmad Barabi
                                        --------------------------------
                                         Ahmad Barabi, as trustee for the
                                         Barabi Trust


                                    By:  /s/ Ali Bushehri
                                        ---------------------------------
                                         Ali Bushehri


                                    By:  /s/ Iraj Barabi
                                        ---------------------------------
                                         Iraj Barabi


                                    By:  /s/ Nasser Barabi
                                        ---------------------------------
                                          Nasser Barabi, Dallas Building


                                    By:  /s/ Ahmad Barabi
                                        ---------------------------------
                                         Ahmad Barabi